October 24, 2023 Third Quarter Conference Call 2023 EXHIBIT 99.2

2 2 This presentation contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any statements regarding: our plans, strategies and objectives for future operations; visibility and future utilization; energy transition or energy security; any projections of financial items including projections as to guidance and other outlook information; our share repurchase authorization or program; our ability to identify, effect and integrate acquisitions, joint ventures or other transactions, including the integration of the Alliance acquisition and the earn-out payable in connection therewith; oil price volatility and its effects and results; our protocols and plans; our current work continuing; the spot market; our spending and cost management efforts and our ability to manage changes; future operations expenditures; our ability to enter into, renew and/or perform commercial contracts; developments; our environmental, social and governance (“ESG”) initiatives; future economic conditions or performance; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause results to differ materially from those in the forward-looking statements, including but not limited to market conditions; results from acquired properties; demand for our services; the performance of contracts by suppliers, customers and partners; actions by governmental and regulatory authorities; operating hazards and delays, which include delays in delivery, chartering or customer acceptance of assets or terms of their acceptance; our ability to secure and realize backlog; the effectiveness of our ESG initiatives and disclosures; human capital management issues; complexities of global political and economic developments; geologic risks; volatility of oil and gas prices and other risks described from time to time in our filings with the Securities and Exchange Commission ("SEC"), including our most recently filed Annual Report on Form 10-K, which are available free of charge on the SEC's website at www.sec.gov. We assume no obligation and do not intend to update these forward-looking statements, which speak only as of their respective dates, except as required by law. INTRODUCTION Forward-Looking Statements

At Helix, our purpose is to enable energy transition through: Maximizing Existing Reserves Enhancing remaining production from existing oil and gas wells Lowering Decommissioning Costs Restoring the seabed in an environmentally safe manner Offshore Renewables & Wind Farms Transitioning our energy economy to a sustainable model

4 4 • Executive Summary (pg. 5) • Operational Highlights (pg. 10) • Key Financial Metrics (pg. 20) • 2023 Outlook (pg. 23) • Non-GAAP Reconciliations (pg. 30) • Questions and Answers PRESENTATION OUTLINE Agenda

5 Executive Summary

6 6 EXECUTIVE SUMMARY Summary of Results ($ in millions, except per share amounts, unaudited) Three Months Ended 9/30/23 9/30/22 6/30/23 9/30/23 9/30/22 Revenues 396 $ 273 $ 309 $ 955 $ 585 $ Gross profit 81 $ 39 $ 55 $ 151 $ 19 $ 20% 14% 18% 16% 3% Net income (loss) 16 $ (19) $ 7 $ 17 $ (90) $ Basic earnings (loss) per share 0.10 $ (0.12) $ 0.05 $ 0.12 $ (0.60) $ Diluted earnings (loss) per share 0.10 $ (0.12) $ 0.05 $ 0.11 $ (0.60) $ Adjusted EBITDA1 Business segments 116 $ 69 $ 88 $ 250 $ 104 $ Corporate, eliminations and other (20) (16) (16) (47) (32) Adjusted EBITDA1 $ 53 96 $ 71 $ 203 $ 72 $ Cash and cash equivalents2 $ 162 168 $ 183 $ 168 $ 162 $ Net Debt1 $ 99 59 $ 78 $ 59 $ 99 $ Cash flows from operating activities 32 $ 25 $ 32 $ 58 $ 1 $ Free Cash Flow1 $ 22 23 $ 30 $ 42 $ (4) $ Nine Months Ended 1 Adjusted EBITDA, Net Debt and Free Cash Flow are non-GAAP financial measures; see non-GAAP reconciliations below 2 Excludes restricted cash of $3 million as of 9/30/22 Amounts may not add due to rounding

7 7 Financial Results • Net income of $16 million, $0.10 per diluted share • Adjusted EBITDA1 of $96 million • Operating cash flows of $32 million • Free Cash Flow1 of $23 million • Repaid remaining $30 million of 2023 Convertible Senior Notes Operations • Re-activation of Q4000 in GOM following dry dock and full quarter of Q7000 operations in APAC • High utilization in the North Sea and Brazil Well Intervention • Continued strong operating results in Robotics and Shallow Water Abandonment • Reduced regulatory recertification costs following heavy regulatory recertifications during the first half 2023 • Acquisition of five plugging and abandonment (P&A) systems in our Shallow Water Abandonment segment EXECUTIVE SUMMARY Third Quarter 2023 Highlights 1 Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures; see non-GAAP reconciliations below Production Maximization $296 million 31% Decommissioning $557 million 58% Renewables $77 million 8% Other $25 million 3% Revenue by Core Market Nine Months Ended September 30, 2023

8 8 Well Intervention • Well Intervention vessel fleet utilization 92% • 82% in the GOM • 95% in the North Sea and Asia Pacific • 97% in Brazil • 15K IRS idle during quarter; 10K IRS working on contract offshore Australia Robotics • Robotics chartered vessels utilization 97% • 506 total vessel days (92 spot vessel days) • 276 days vessel trenching • ROV and trencher utilization 67% Shallow Water Abandonment • 88% liftboat, offshore supply vessel (OSV) and crewboat combined utilization • 93% diving support vessel (DSV) utilization • 100% utilization on the Epic Hedron heavy lift barge • 1,531 days combined utilization on P&A and coiled tubing (CT) systems, 74% utilization on average of 16.4 P&A systems1 and six CT systems Production Facilities • Helix Producer I operated at full rates • Higher commodity prices on production from our Droshky and Thunder Hawk wells EXECUTIVE SUMMARY Third Quarter 2023 Segments 1 Average of 16.4 systems based on 15 systems July-August increasing to 20 systems in September

9 9 As of September 30, 2023 • Cash and cash equivalents of $168 million • Liquidity1 of $279 million • Long-term debt2 of $227 million • Remaining $30 million principal of Convertible Senior Notes due 2023 repaid during Q3 • Net Debt3 of $59 million EXECUTIVE SUMMARY Balance Sheet 1 Liquidity is calculated as the sum of cash and cash equivalents and availability under Helix’s ABL facility 2 Net of unamortized issuance costs 3 Net Debt is a non-GAAP financial measure; see non-GAAP reconciliations below

10 Operational Highlights

11 11 OPERATIONAL HIGHLIGHTS Segment Results ($ in millions, unaudited) Three Months Ended Nine Months Ended 9/30/23 9/30/22 6/30/23 9/30/23 9/30/22 Revenues Well Intervention 225 $ 144 $ 154 $ 522 $ 357 $ Robotics 76 56 70 195 143 Shallow Water Abandonment1 67 87 76 213 67 Production Facilities 24 18 23 69 54 Intercompany eliminations (17) (13) (15) (44) (37) Total 396 $ 273 $ 309 $ 955 $ 585 $ Gross profit (loss) % Well Intervention 20 $ 9% $ 2 1% $ 7 5% $ 22 4% $ (46) (13)% Robotics 23 30% 14 24% 20 28% 49 25% 29 20% Shallow Water Abandonment1 29 33% 17 26% 21 28% 58 27% 17 26% Production Facilities 9 38% 7 37% 9 37% 24 35% 20 37% Eliminations and other - - (1) (2) (1) Total 81 $ 20% $ 39 14% $ 55 18% $ 151 16% $ 19 3% Utilization Well Intervention vessels 92% 87% 84% 85% 74% Robotics vessels 97% 98% 96% 95% 94% Robotics assets (ROVs and trenchers) 67% 66% 58% 60% 52% Shallow Water Abandonment vessels1 89% 80% 78% 75% 80% Shallow Water Abandonment systems1 74% 59% 81% 74% 59% 1 Shallow Water Abandonment includes the results of Helix Alliance beginning July 1, 2022, the date of acquisition Amounts may not add due to rounding

12 12 • Q5000 – 96% utilized in Q3; performed a combination of production enhancement and abandonment scopes on four wells under a multi-year campaign for Shell; subsequently commenced a four-well campaign for another customer with both abandonment and production enhancement scopes • Q4000 – 68% utilized in Q3; completed scheduled regulatory docking late July; subsequently performed a hydrate coring project for one customer followed by a three-well production enhancement campaign for another customer • 15K IRS – idle in Q3 • 10K IRS – one system commenced operations for a contract offshore Australia OPERATIONAL HIGHLIGHTS Well Intervention - Gulf of Mexico

13 13 • Well Enhancer – 100% utilized in Q3; worked for three customers performing production enhancement operations on four wells and decommissioning operations on one well, including operating in the West of Shetland region • Seawell – 96% utilized in Q3; worked for two customers performing decommissioning on eight wells utilizing divers • Q7000 – 88% utilized in Q3; conducted decommissioning operations throughout the quarter in the Tui field offshore New Zealand OPERATIONAL HIGHLIGHTS Well Intervention - North Sea & Asia Pacific

14 14 • Siem Helix 1 – 99% utilized in Q3; performed decommissioning scopes on six wells in the Campos Basin for Trident Energy • Siem Helix 2 – 96% utilized in Q3; performed decommissioning scopes on three wells in the Campos Basin for Petrobras OPERATIONAL HIGHLIGHTS Well Intervention - Brazil

15 15 OPERATIONAL HIGHLIGHTS Well Intervention Utilization 83% 88% 58% 74% 89% 86% 80% 88% 97% 79% 53% 82% 9% 38% 63% 71% 38% 42% 44% 79% 99% 68% 97% 95% 98% 100% 100% 72% 52% 87% 88% 99% 92% 97% 97% 97% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Gulf of Mexico¹ North Sea & West Africa / Asia Pacific² Brazil³ All Well Intervention Vessels 1 Gulf of Mexico includes the Q4000 and Q5000 2 North Sea & West Africa / Asia Pacific includes the Seawell, Well Enhancer and Q7000 3 Brazil includes the Siem Helix 1 and Siem Helix 2

16 16 • Grand Canyon II (Asia Pacific) – 100% utilized in Q3 performing long-term decommissioning project offshore Thailand • Grand Canyon III (North Sea) – 100% utilized in Q3 performing two separate renewables trenching projects for one customer and an oil and gas trenching project for another customer • Shelia Bordelon (GOM) – 85% utilized in Q3 performing primarily ROV seismic node installation services for one customer • Horizon Enabler (North Sea) – 100% utilized performing oil and gas trenching projects for two customers; vessel charter extended through end of 2025 • Glomar Wave (North Sea) – 60 days operational in Q3 performing renewables site clearance operations on chartered vessel with flexible charter terms • Spot Vessel – 92 days of vessel operations during Q3 on the Siem Topaz performing a renewables trenching project offshore Taiwan • Trenching – 276 integrated vessel trenching days on oil and gas and renewables projects on the Grand Canyon III, Horizon Enabler and Siem Topaz OPERATIONAL HIGHLIGHTS Robotics

17 17 OPERATIONAL HIGHLIGHTS Robotics Utilization 336 165 236 358 419 323 370 376 332 295 435 506 92 72 84 90 90 66 81 176 160 156 252 276 32% 24% 36% 43% 38% 35% 53% 66% 58% 56% 58% 67% - 100 200 300 400 500 0% 10% 20% 30% 40% 50% 60% 70% Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Vessel Days Trenching Days¹ ROV utilization (%)² 1 Trenching days represent integrated vessel trenching activities on Helix-chartered vessels except for stand-alone trenching operations on third-party vessels of 90 days and 58 days during Q1 2023 and Q2 2023, respectively 2 ROV utilization included 44, 42, 40 and 39 work class ROVs during 2020, 2021, 2022 and 2023, respectively and four trenchers during 2020 and 2021; IROV boulder grab placed into service end of Q3 2022 and two trenchers placed into service late Q4 2022 Utilization Days

18 18 Offshore • Liftboats – nine liftboats with combined utilization of 85% in Q3 performing make safe, well abandonment, pipeline abandonment, CT, wireline, construction support, production support and dive support operations • OSVs – six OSVs and one crew boat with combined utilization of 91% in Q3 Energy Services • P&A Systems – 1,272 days of utilization, or 84%, on an average of 16.4 P&A systems1 in Q3 • CT Systems – 259 days of utilization, or 47%, on six CT systems in Q3 Diving & Heavy Lift • Epic Hedron – heavy lift barge utilization of 100% in Q3 • DSVs – three DSVs with combined utilization of 93% in Q3 OPERATIONAL HIGHLIGHTS Shallow Water Abandonment 1 Average of 16.4 systems based on 15 systems July-August increasing to 20 systems in September

19 19 OPERATIONAL HIGHLIGHTS Shallow Water Abandonment Utilization 1 Liftboat utilization includes ten liftboats during Q3-Q4 2022 and nine liftboats during Q1-Q3 2023 2 Systems utilization includes six CT systems from Q3 2022 through Q3 2023 and 14 P&A systems during Q3 2022, 15 P&A systems from Q4 2022 to August 2023 and 20 P&A systems beginning September 2023 41% 0% 14% 79% 100% 0% 20% 40% 60% 80% 100% Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Heavy Lift Heavy Lift Derrick Barge 72% 69% 86% 88% 85% 95% 74% 39% 76% 91% 0% 20% 40% 60% 80% 100% Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Liftboats and OSVs Liftboats¹ OSVs and Crew Boat 86% 63% 31% 53% 93% 0% 20% 40% 60% 80% 100% Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Diving Diving Vessels 71% 80% 77% 92% 84% 30% 26% 44% 56% 47% 0% 20% 40% 60% 80% 100% Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 P&A and CT Systems P&A Systems² CT Systems²

20 Key Financial Metrics

21 21 Total funded debt1 of $233 million at 9/30/23 • $200 million Convertible Senior Notes due 2026 – 6.75% • $33 million MARAD Debt – 4.93% • Semi-annual amortization payments through maturity in Q1 2027 KEY FINANCIAL METRICS Debt Instrument Profile $0 $50 $100 $150 $200 $250 2023 2024 2025 2026 2027 Principal Payment Schedule at 9/30/23 ($ in millions) CSN 2026 MARAD 1 Excludes $5 million of remaining unamortized debt issuance costs $9 $210 $9 $5

22 22 $267 $279 $208 $291 $254 $187 $168 $(496) $(440) $(406) $(350) $(305) $(264) $(227) $348 $426 $380 $452 $305 $285 $279 $(229) $(161) $(143) $(58) $22 $(75) $(59) ($500) ($400) ($300) ($200) ($100) $0 $100 $200 $300 $400 $500 Cash¹ Long-term debt² Liquidity³ Net Debt⁴ KEY FINANCIAL METRICS Debt & Liquidity Profile ($ in millions) 1 Cash includes cash and cash equivalents but excludes restricted cash at December 31, 2019 of $54 million, December 31, 2021 of $74 million and December 31, 2022 of $3 million 2 Long-term debt through December 31, 2020 was net of unamortized discounts and issuance costs; beginning January 1, 2021, long-term debt is net of issuance costs only 3 Liquidity is calculated as the sum of cash and cash equivalents and available capacity under Helix’s ABL facility and excludes restricted cash 4 Net Debt is a non-GAAP financial measure; see non-GAAP reconciliations below 12/31/17 12/31/18 12/31/19 12/31/20 12/31/21 12/31/22 9/30/23

23 2023 Outlook

24 24 2023 OUTLOOK Forecast ($ in millions) 2023 2022 Outlook Actual1 Revenues $ 1,230 - 1,290 873 $ Adjusted EBITDA2 263 - 278 121 Free Cash Flow2 100 - 140 18 Capital Additions3 75 - 85 69 Revenue Split: Well Intervention $ 710 - 735 524 $ Robotics 240 - 255 192 Shallow Water Abandonment1 255 - 270 125 Production Facilities1 85 - 90 82 Eliminations (60) (50) Total Revenue $ 1,230 - 1,290 873 $ 1 2022 Actual includes the results of Helix Alliance in the Shallow Water Abandonment segment beginning July 1, 2022, and Thunder Hawk field production in the Production Facilities segment beginning August 25, 2022 2 Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures; see non-GAAP reconciliations below 3 Capital Additions include regulatory certification costs for our vessels and systems as well as other capital expenditures

25 25 • Q4000 (Gulf of Mexico) – contracted work into late Q4 • Q5000 (Gulf of Mexico) – contracted work into late Q4 • IRS rental units (Global) – 15K IRS has 20-day project during Q4; 10K IRS operating offshore Australia expected through Q3 2024 • Well Enhancer (North Sea) – contracted work into January 2024 with scheduled regulatory dry docking during Q1 • Seawell (North Sea and Europe) – contracted work through remainder of 2023 and into Q2 2024; vessel expected to transit to western Mediterranean late October for six-month decommissioning campaign • Q7000 (Asia Pacific) – decommissioning operations offshore New Zealand through October, followed by contracted work in Australia expected to continue into Q2 2024 • Siem Helix 1 (Brazil) – under decommissioning contract for Trident Energy in the Campos Basin offshore Brazil through mid-Q4 2024 • Siem Helix 2 (Brazil) – contracted decommissioning and production enhancement work for Petrobras in various basins offshore Brazil through Q4 2024 2023 OUTLOOK Well Intervention

26 26 • Grand Canyon II (Asia Pacific) – vessel expected to be nearly fully utilized in Q4 completing contracted decommissioning and ROV support work offshore Thailand and oil and gas ROV support work in Malaysia • Grand Canyon III (North Sea) – continuing North Sea trenching campaign which is expected to keep vessel nearly fully utilized in Q4 • Shelia Bordelon (U.S.) – expected to have good utilization in Q4; commencing a node installation support project late October expected to run through Q4 • Siem Topaz (Taiwan) – vessel working on offshore windfarm project utilizing T1400-1 trencher and contracted to remain in Taiwan through next year’s trenching season ending mid-Q4 2024 • Horizon Enabler (North Sea) – spot vessel performing seasonal trenching campaign expected to continue until mid-December 2023 • Glomar Wave (North Sea) – vessel under flexible charter with committed and optional days; pursuing multiple short-term ROV support scopes in the North Sea in Q4 • Trenchers (Global) – seven trenchers with expected three ongoing working trencher spreads: two in the North Sea and one in Asia Pacific; remaining trenchers in spot market available to work on third-party and Helix-chartered vessels • ROVs (Global) – expected seasonal reduction in North Sea utilization during Q4 2023 OUTLOOK Robotics

27 27 • Offshore • Liftboats – two 265’ liftboats Miami and Dallas contracted during Q4; smaller liftboats expected seasonal slowdown in Q4 • OSVs – expected seasonal slowdown in Q4 • Energy Services • P&A Systems – expected utilization for 12 to 14 P&A systems during remainder of 2023 • CT Systems – expected utilization on two to three CT systems during remainder of 2023 • Diving & Heavy Lift • DSVs – expected seasonal slowdown in Q4 • Epic Hedron – heavy lift barge expected to experience seasonal slowdown beginning November 2023 OUTLOOK Shallow Water Abandonment

28 28 2023 Capital additions are forecasted at approximately $75 – $85 million: • Primarily maintenance capex related to regulatory recertification costs of our vessels and systems, which are reported in operating cash flows • Capital additions1 during Q3 approximated $17 million and included: • Approximately $8 million of regulatory certification costs • Approximately $9 million of capital expenditures, including $6 million paid for the acquisition of five P&A systems and other equipment during Q3 • Capital additions during the remainder of 2023 are expected to be approximately $5 - $15 million Balance Sheet • Our total funded debt2 is $233 million at quarter end with no scheduled principal payments during the remainder of the year Share Repurchase Program • Q3 repurchases of approximately 174,000 shares for approximately $1.9 million, average $11.08 / share • YTD repurchases of approximately 1.6 million shares for approximately $12.0 million, average $7.57 / share 2023 OUTLOOK Capital Additions & Balance Sheet 1 Capital additions represents total accrued capital additions; total cash capital spending was approximately $26 million during Q3 2 Excludes unamortized issuance costs

29 29 We plan to continue momentum on the three legs of our Energy Transition business model: Production Maximization, Decommissioning and Renewables • Expected continued strong operating and free cash flows in this environment • Annual maintenance capex anticipated to average approximately $50 - $60 million for foreseeable future Well Intervention • Seawell and Well Enhancer contracted backlog into 2024 with rate improvements and expected good utilization • Q7000 under decommissioning contract with Shell in Brazil beginning 2024 • Expect continued existing operations with incremental rate improvements in Brazil in 2024: • Siem Helix 1 on long-term contract with Trident in Brazil into Q4 2024, with options to extend • Siem Helix 2 on long-term contract with Petrobras through late 2024 • Approximately 200 fewer days scheduled maintenance in 2024 vs. 2023, primarily in the Gulf of Mexico Robotics • Anticipate continued strong renewables trenching market – expected good seasonal utilization on trenchers during 2024 • Expect continued renewables site clearance project opportunities, including in the U.S. markets • Continued tight ROV market • New Robotics assets: second IROV boulder grab and T-1400-2 jet trencher expected to be available during 2024 Shallow Water Abandonment • Expected strong Gulf of Mexico shallow water decommissioning market for foreseeable future Balance Sheet • No significant debt maturities until 2026 • $120 million revolving credit facility available through 2025 • Alliance earn-out payment payable first half 2024 • Continued execution of share repurchase program 2023 OUTLOOK Beyond 2023

30 Non-GAAP Reconciliations

NON-GAAP RECONCILIATIONS

Non-GAAP Reconciliations

($ in thousands, unaudited)	Three Months Ended 9/30/23	Three Months Ended 9/30/22	Three Months Ended 6/30/23	Nine Months Ended 9/30/23	Nine Months Ended 9/30/22	Year Ended 12/31/2022
Reconciliation from Net Income (Loss) to Adjusted EBITDA:						
Net income (loss)	$ 15,560	$ (18,763)	$ 7,100	$ 17,495	$ (90,493)	$ (87,784)
Adjustments:						
Income tax provision	8,337	6,500	3,312	9,631	10,074	12,603
Net interest expense	4,152	4,644	4,228	12,567	14,617	18,950
Other expense, net	8,257	20,271	5,740	10,553	37,623	23,330
Depreciation and amortization	43,249	35,944	39,227	120,013	102,590	142,686
Gain on equity investment	-	(78)	-	-	(8,262)	(8,262)
EBITDA	79,555	48,518	59,607	170,259	66,149	101,523
Adjustments:						
Gain on disposition of assets	-	-	-	(367)	-	-
Acquisition and integtation costs	-	762	309	540	2,349	2,664
Change in fair value of contingent consideration	16,499	2,664	10,828	31,319	2,664	16,054
General provision for current expected credit losses	331	624	548	1,020	691	781
Adjusted EBITDA	$ 96,385	$ 52,568	$ 71,292	$ 202,771	$ 71,853	$ 121,022
Free Cash Flow:						
Cash flows from operating activities	$ 31,611	$ 24,650	$ 31,501	$ 57,720	$ 1,396	$ 51,108
Less: Capital expenditures, net of proceeds from sale of assets	(8,245)	(2,803)	(1,255)	(15,800)	(4,990)	(33,504)
Free cash flow	$ 23,366	$ 21,847	$ 30,246	$ 41,920	$ (3,594)	$ 17,604
Net Debt:						
Long-term debt and current maturities of long-term debt	$ 227,257	$ 263,581	$ 260,968	$ 227,257	$ 263,581	$ 264,075
Less: Cash and cash equivalents and restricted cash	(168,370)	(164,774)	(182,651)	(168,370)	(164,774)	(189,111)
Net Debt	$ 58,887	$ 98,807	$ 78,317	$ 58,887	$ 98,807	$ 74,964

31

32 32 NON-GAAP RECONCILIATIONS Non-GAAP Definitions Non-GAAP Financial Measures We define EBITDA as earnings before income taxes, net interest expense, gains or losses on extinguishment of long-term debt, gains and losses on equity investments, net other income or expense, and depreciation and amortization expense. Non-cash impairment losses on goodwill and other long-lived assets are also added back if applicable. To arrive at our measure of Adjusted EBITDA, we exclude the gain or loss on disposition of assets, acquisition and integration costs, the change in fair value of the contingent consideration and the general provision (release) for current expected credit losses, if any. Net debt is calculated as long-term debt including current maturities of long-term debt less cash and cash equivalents and restricted cash. We define Free Cash Flow as cash flows from operating activities less capital expenditures, net of proceeds from sale of assets. We use EBITDA, Adjusted EBITDA, Free Cash Flow and Net Debt to monitor and facilitate internal evaluation of the performance of our business operations, to facilitate external comparison of our business results to those of others in our industry, to analyze and evaluate financial and strategic planning decisions regarding future investments and acquisitions, to plan and evaluate operating budgets, and in certain cases, to report our results to the holders of our debt as required by our debt covenants. We believe that our measures of EBITDA, Adjusted EBITDA, Free Cash Flow and Net Debt provide useful information to the public regarding our operating performance and ability to service debt and fund capital expenditures and may help our investors understand and compare our results to other companies that have different financing, capital and tax structures. Other companies may calculate their measures of EBITDA, Adjusted EBITDA, Free Cash Flow and Net Debt differently from the way we do, which may limit their usefulness as comparative measures. EBITDA, Adjusted EBITDA, Free Cash Flow and Net Debt should not be considered in isolation or as a substitute for, but instead are supplemental to, income from operations, net income, cash flows from operating activities, or other income or cash flow data prepared in accordance with GAAP. Users of this financial information should consider the types of events and transactions that are excluded from these measures. See reconciliation of the non-GAAP financial information presented in this press release to the most directly comparable financial information presented in accordance with GAAP. We have not provided reconciliations of forward-looking non-GAAP financial measures to comparable GAAP measures due to the challenges and impracticability with estimating some of the items without unreasonable effort, which amounts could be significant.

33 33 Coming November 2023 Sustainability continues to drive our business strategy and decision-making with a renewed focus on our commitment to and participation in the world’s energy transition. Through production maximization, decommissioning and renewable energy support, our services lay the foundation for this transformation. Our 2023 Corporate Sustainability Report details our Greenhouse Gas reduction targets and the progress we have made year over year.

34 34 Thank You